OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER
FISCAL YEAR ENDED SERIES REPORT
REPORTING:  FISCAL YEAR 1996


NOTE: THIS FISCAL YEAR-END SERIES REPORT REPORTS INFORMATION ON THE ASSETS INCLUDED IN OMI TRUST 1996-B AS OF THE END OF THE PREPAYMENT PERIOD THAT BEGAN ON SEPTEMBER 1, 1996 AND ENDED ON SEPTEMBER 30, 1996 AND AS OF THE END OF THE COLLECTION PERIOD THAT BEGAN ON SEPTEMBER 2, 1996 AND ENDED ON OCTOBER 1, 1996. ACCORDINGLY, THE INFORMATION PRESENTED WITH REGARD TO THE CERTIFICATES REFLECTS INFORMATION AS OF THE CLOSE OF BUSINESS ON OCTOBER 15, 1996, WHICH IS THE DISTRIBUTION DATE ON WHICH COLLECTIONS MADE AND LOSSES INCURRED DURING SUCH PREPAYMENT PERIOD AND COLLECTION PERIOD WERE PASSED THROUGH TO CERTIFICATEHOLDERS.



                                               Scheduled Principal Balance of Contracts
------------------------------------------------------------------------------------------------------------------------------------

Beginning                                                                                                       Ending
Principal                    Scheduled          Prepaid              Liquidated         Contracts               Principal
Balance                      Principal          Principal            Principal          Repurchased             Balance
------------------------------------------------------------------------------------------------------------------------------------
215,662,295.02           (1,580,693.31)       (3,552,487.02)              0.00                    0.00          210,529,114.69
====================================================================================================================================




    Scheduled                                     Scheduled                                                     Amount
    Gross                        Servicing        Pass Thru              Liquidation         Reserve            Available for
    Interest                        Fee           Interest               Proceeds            Fund Draw          Distribution (1)
-----------------------------------------------------------------------------------------------------------------------------------
    5,976,866.59              534,366.48           5,442,500.11                0.00               0.00           11,110,046.92
===================================================================================================================================





                        Mezzanine Reserve Fund
---------------------------------------------------------------------


 Beginning                          Investment    Balance Before      Reserve      Reserve        Balance After
  Balance    Deposits   Distrib.     Interest  10/15/96 Distribution  Fund Draw    Fund Deposit   10/15/96 Distribution    Excess
------------------------------------------------------------------------------------------------------------------------------------
   0.00     431,325.00   -732.02    2,426.69         433,019.67          0.00       0.00           433,019.67              1,694.67
====================================================================================================================================

Reserve Fund Required Balance
----------------------------------------
Before 10/15/96    After 10/15/96
Distribution       Distribution
----------------------------------------
  431,325.00           431,325.00
========================================


Class B-1 Reserve Fund

Beginning                        Investment      Balance Before      Reserve      Reserve       Balance After
 Balance    Deposits   Distrib.   Interest    10/15/96 Distribution  Fund Draw    Fund Deposit  10/15/96 Distribution     Excess
----------------------------------------------------------------------------------------------------------------------------------
  0.00     323,494.00  -607.79    2,014.87           324,901.08         0.00       0.00            324,901.08            1,407.08
==================================================================================================================================

 Reserve Fund Required Balance
 ----------------------------------------
 Before 10/15/96    After 10/15/96
 Distribution       Distribution
 ----------------------------------------
  323,494.00           323,494.00
 ========================================


Class B-2 Reserve Fund

Beginning                              Investment     Balance Before      Reserve    Reserve         Balance After
 Balance       Deposits     Distrib.    Interest   10/15/96 Distribution  Fund Draw  Fund Deposit    10/15/96 Distribution  Excess
-----------------------------------------------------------------------------------------------------------------------------------
   0.00       215,662.00      0.00       0.00          215,662.00            0.00     0.00               215,662.00          0.00
===================================================================================================================================

Reserve Fund Required Balance
----------------------------------------
Before 10/15/96    After 10/15/96
Distribution       Distribution
----------------------------------------
   215,662.00           215,662.00
========================================

 Certificate Account as of 9/30/96
------------------------------------------------------------------------------------------------------------------------------------

         Beginning                          Deposits                                          Investment                Ending
          Balance                Principal            Interest         Distributions           Interest                 Balance
------------------------------------------------------------------------------------------------------------------------------------
            0.00               4,597,562.47         4,035,561.10      (7,683,117.57)           12,320.24              962,326.24
====================================================================================================================================


                                    P&I Advances
-------------------------------------------------------------------------------------
       Beginning              Recovered              Current             Ending
        Balance                Advances             Advances            Balance
--------------------------------------------------------------------------------------
        0.00                (1,130,288.42)       2,237,457.61       1,107,169.19
======================================================================================


(1) PURSUANT TO THE APPLICABLE POOLING AND SERVICING AGREEMENT, $970,481 OF THE AMOUNTS AVAILABLE FOR DISTRIBUTION ON DISTRIBUTION DATES DURING THE FISCAL YEAR WERE DEPOSITED INTO THE RESERVE FUND. THE RESERVE FUND DEPOSITS WERE COMPRISED OF $790,762.42 OF FUNDS AVAILABLE FOR DISTRIBUTION ON THE CLASS "X" CERTIFICATES AND $179,718.58 OF FUNDS AVAILABLE FOR DISTRIBUTION AS SERVICE FEE. AN ADDITIONAL $354,647.90 WAS PAID TO THE SERVICER AS SERVICING FEES. CONSEQUENTLY, THE TOTAL AMOUNTS DISTRIBUTED ON THE CERTIFICATES DURING THE FISCAL YEAR WAS $9,784,918.02.

OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER
FISCAL YEAR ENDED SERIES REPORT
REPORTING:  FISCAL YEAR 1996




                                                      Repo Properties
                                                    Brought Current by                                     Aggregate Repo Properties
                       Gross Repossessions                 Borrower                 Net Current Repos        in Trust at Month-End
                                  Principal                Principal                     Principal                      Principal
                       #           Balance        #         Balance           #           Balance           #            Balance
                -------------------------------- -------------------------  --------------------------   ---------------------------
Jul-96                 1        $ 14,397.05        -        $     -            1      $  14,397.05          1         $ 14,397.05
Aug-96                 4          91,559.08        -              -            4         91,559.08          5          105,956.13
Sep-96                16         431,964.85        -              -           16        431,964.85         21          537,920.98
                -------------------------------- -------------------------  --------------------------   ---------------------------

Total of month
 end balance          21       $ 537,920.98        -        $     -           21     $  537,920.98         27         $658,274.16
                ================================ =========================  ==========================   ===========================

Average month
 end balance          7        $ 179,306.99        -        $     -            7     $  179,306.99          9         $219,424.72
                ================================ =========================  ==========================   ===========================

OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER
FISCAL YEAR ENDED SERIES REPORT
REPORTING:  FISCAL YEAR 1996






                                                                  Delinquency Analysis
                ------------------------------------------------------------------------------------------------------------------

                   31 to 59 days                  60 to 89 days               90 days and Over             Total Delinq.
                              Principal                  Principal                     Principal                  Principal
                  #            Balance           #        Balance             #         Balance           #        Balance
                ------------------------------------------------------------------------------------------------------------------
Jul-96             42       $   999,968.22        -       $           -       -       $        -         42   $        999,968.22
Aug-96             80         1,976,254.08       22          605,558.95       -                -        102          2,581,813.03
Sep-96             99         2,397,553.19       29          743,322.63      15        421,133.82       143          3,562,009.64
                ------------------------------------------------------------------------------------------------------------------

Total of month
 end balance      221     $   5,373,775.49      51       $  1,348,881.58     15       $421,133.82       287    $     7,143,790.89
                ==================================================================================================================

Average month
end balance        74     $   1,791,258.50      17       $    449,627.19      5       $140,377.94        96    $       892,973.86
                ==================================================================================================================


OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER
FISCAL YEAR ENDED SERIES REPORT
REPORTING:  FISCAL YEAR 1996


REPOSSESSION LIQUIDATION REPORT



            Liquidated                                                       Net                      Net        Current
Prepayment  Principal     Sales        Insur.     Total   Repossession  Liquidation   Unrecov.    Pass Thru   Period Net  Cumulative
  Period    Balance     Proceeds     Refunds   Proceeds    Expenses      Proceeds    Advances     Proceeds   Gain/(Loss) Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------
SEE MONTHLY INVESTOR REPORT FOR DETAIL
Jul-96        0.00         0.00       0.00        0.00       0.00          0.00          0.00         0.00       0.00
Aug-96        0.00         0.00       0.00        0.00       0.00          0.00          0.00         0.00       0.00
Sep-09        0.00         0.00       0.00        0.00       0.00          0.00          0.00         0.00       0.00
            ==============================================================================================================
              0.00         0.00       0.00        0.00       0.00          0.00          0.00         0.00       0.00       0.00
            ========================================================================================================================


As a percentage of the aggregate cut-off date principal balance                                                             0.00
                                                                                                                           =========

OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER
FISCAL YEAR ENDED SERIES REPORT
REPORTING:  FISCAL YEAR 1996

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                   Original        Beginning        Current         Accelerated                          Ending
                Cert.             Certificate      Certificate      Principal         Principal        Writedown       Certificate
                Class               Balances        Balances         Payable        Distribution       Amounts(1)        Balances
------------------------------------------------------------------------------------------------------------------------------------
A-1                                45,290,000.00    45,290,000.00  (5,133,180.33)             0.00          0.00     40,156,819.67
A-1 Outstanding Writedown                   0.00             0.00           0.00              0.00          0.00              0.00

A-2                                35,585,000.00    35,585,000.00           0.00              0.00          0.00     35,585,000.00
A-2 Outstanding Writedown                   0.00             0.00           0.00              0.00          0.00              0.00

A-3                                32,350,000.00    32,350,000.00           0.00              0.00          0.00     32,350,000.00
A-3 Outstanding Writedown                   0.00             0.00           0.00              0.00          0.00              0.00

A-4                                22,642,000.00    22,642,000.00           0.00              0.00          0.00     22,642,000.00
A-4 Outstanding Writedown                   0.00             0.00           0.00              0.00          0.00              0.00

A-5                                32,350,000.00    32,350,000.00           0.00              0.00          0.00     32,350,000.00
A-5 Outstanding Writedown                   0.00             0.00           0.00              0.00          0.00              0.00

A-6                                19,409,000.00    19,409,000.00           0.00              0.00          0.00     19,409,000.00
A-6 Outstanding Writedown                   0.00             0.00           0.00              0.00          0.00              0.00

B-1                                17,253,000.00    17,253,000.00           0.00       (109,121.78)         0.00     17,143,878.22
B-1 Outstanding Writedown                   0.00             0.00           0.00              0.00          0.00              0.00

B-2                                10,783,295.00    10,783,295.00           0.00        (68,202.18)         0.00     10,715,092.82
B-2 Outstanding Writedown                   0.00             0.00           0.00              0.00          0.00              0.00

Excess Asset Principal Balance              0.00             0.00           0.00        177,323.96          0.00        177,323.96


                                -------------------------------------------------------------------------------------------------

                                  215,662,295.00   215,662,295.00  (5,133,180.33)             0.00          0.00    210,529,114.67
                                ==================================================================================================



                                                               Principal Paid
                                               Pool             Per $1,000
                                               Factor           Denomination
                                    -------------------------------------------
A-1                                              88.66597%        113.34
A-1 Outstanding Writedown                         0.00              0.00

A-2                                             100.00000%          0.00
A-2 Outstanding Writedown                         0.00              0.00

A-3                                             100.00000%          0.00
A-3 Outstanding Writedown                         0.00              0.00

A-4                                             100.00000%          0.00
A-4 Outstanding Writedown                         0.00              0.00

A-5                                             100.00000%          0.00
A-5 Outstanding Writedown                         0.00              0.00

A-6                                             100.00000%          0.00
A-6 Outstanding Writedown                         0.00              0.00

B-1                                              99.36752%          6.32
B-1 Outstanding Writedown                         0.00              0.00

B-2                                              99.36752%          6.32
B-2 Outstanding Writedown                         0.00              0.00

Excess Asset Principal Balance


                                      (1) THIS REPRESENTS THE AMOUNT OF LOSSES
                                      ON THE ASSETS THAT WERE ALLOCATED TO
                                      REDUCED THE OUTSTANDING PRINCIPAL BALANCE
                                      OF THE CERTIFICATES IN ACCORDANCE WITH THE
                                      APPLICABLE POOLING AND SERVICING
                                      AGREEMENT.


OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER
FISCAL YEAR ENDED SERIES REPORT
REPORTING:  FISCAL YEAR 1996



CERTIFICATE INTEREST ANALYSIS

            Certificate        Remittance       Beginning           Current               Total        Interest           Ending
               Class              Rate           Balance            Accrual                Paid       Shortfall           Balance
                              ------------------------------------------------------------------------------------------------------
A-1                              5.56355%        0.00            547,117.06           547,117.06          0.00            0.00
A-1  Carryover Interest          0.00            0.00                  0.00                 0.00          0.00            0.00
A-1  Writedown Interest          0.00            0.00                  0.00                 0.00          0.00            0.00

A-2                              6.80000%        0.00            604,944.99           604,944.99          0.00            0.00
A-2  Carryover Interest          0.00            0.00                  0.00                 0.00          0.00            0.00
A-2  Writedown Interest          0.00            0.00                  0.00                 0.00          0.00            0.00

A-3                              7.10000%        0.00            574,212.51           574,212.51          0.00            0.00
A-3  Carryover Interest          0.00            0.00                  0.00                 0.00          0.00            0.00
A-3  Writedown Interest          0.00            0.00                  0.00                 0.00          0.00            0.00

A-4                              7.35000%        0.00            416,046.75           416,046.75          0.00            0.00
A-4  Carryover Interest          0.00            0.00                  0.00                 0.00          0.00            0.00
A-4  Writedown Interest          0.00            0.00                  0.00                 0.00          0.00            0.00

A-5                              7.65000%        0.00            618,693.75           618,693.75          0.00            0.00
A-5  Carryover Interest          0.00            0.00                  0.00                 0.00          0.00            0.00
A-5  Writedown Interest          0.00            0.00                  0.00                 0.00          0.00            0.00

A-6                              8.00000%        0.00            388,179.99           388,179.99          0.00            0.00
A-6  Carryover Interest          0.00            0.00                  0.00                 0.00          0.00            0.00
A-6  Writedown Interest          0.00            0.00                  0.00                 0.00          0.00            0.00

B-1                              8.39200%        0.00            361,584.94           361,584.94          0.00            0.00
B-1  Carryover Interest          0.00            0.00                  0.00                 0.00          0.00            0.00
B-1  Writedown Interest          0.00            0.00                  0.00                 0.00          0.00            0.00

B-2                              9.64400%        0.00            259,710.16           259,710.16          0.00            0.00
B-2  Carryover Interest          0.00            0.00                  0.00                 0.00          0.00            0.00
B-2  Writedown Interest          0.00            0.00                  0.00                 0.00          0.00            0.00

X                                                0.00          1,494,686.00         1,494,686.00(1)       0.00            0.00

Service Fee                                      0.00            534,366.48           534,366.48          0.00            0.00
                                   -------------------------------------------------------------------------------------------

                                                 0.00          5,799,542.63         5,799,542.63          0.00            0.00

Mezzanine Reserve Fund Deposit                                                        431,325.00
B-1 Reserve Fund                                                                      323,494.00
B-2 Reserve Fund                                                                      215,662.00





                                          Interest Paid
            Certificate                    Per $1,000     Cert.             TOTAL
               Class                      Denomination    Class          DISTRIBUTION
                                     --------------------------------------------------------
A-1                                        12.08          A-1          5,680,297.39
A-1  Carryover Interest                     0.00
A-1  Writedown Interest                     0.00

A-2                                        17.00          A-2            604,944.99
A-2  Carryover Interest                     0.00
A-2  Writedown Interest                     0.00

A-3                                        17.75          A-3            574,212.51
A-3  Carryover Interest                     0.00
A-3  Writedown Interest                     0.00

A-4                                        18.38          A-4            416,046.75
A-4  Carryover Interest                     0.00
A-4  Writedown Interest                     0.00

A-5                                        19.13          A-5            618,693.75
A-5  Carryover Interest                     0.00
A-5  Writedown Interest                     0.00

A-6                                        20.00          A-6            388,179.99
A-6  Carryover Interest                     0.00
A-6  Writedown Interest                     0.00

B-1                                        20.96          B-1            470,706.72
B-1  Carryover Interest                     0.00
B-1  Writedown Interest                     0.00

B-2                                        24.08          B-2            327,912.34
B-2  Carryover Interest                     0.00
B-2  Writedown Interest                     0.00

X                                                          X           1,494,686.00

Service Fee                                                              534,366.48
                                                                   -------------------

                                                                 (2)  11,110,046.92

Mezzanine Reserve Fund Deposit
B-1 Reserve Fund
B-2 Reserve Fund

(1) RESERVE FUND DEPOSITS WERE MADE FROM CASH FLOWS ON THE ASSETS, AS REQUIRED BY THE APPLICABLE POOLING AND SERVICING AGREEMENT IN THE AGGREGATE AMOUNT OF $970,481. THESE DEPOSITS HAD THE EFFECT OF REDUCING CASH AVAILABLE TO MAKE DISTRIBUTIONS ON THE CLASS X CERTIFICATES AND THE SERVICE FEE PAYABLE. CONSEQUENTLY, THE ACTUAL TOTAL AMOUNT DISTRIBUTED ON THE CLASS X CERTIFICATES WAS $703,923.58 AND THE ACTUAL SERVICE FEE PAID WAS $354,647.90.

(2) PURSUANT TO THE APPLICABLE POOLING AND SERVICING AGREEMENT, $970,481 OF THE AMOUNTS AVAILABLE FOR DISTRIBUTION ON DISTRIBUTION DATES DURING THE FISCAL YEAR WERE DEPOSITED INTO THE RESERVE FUND, AND $354,647.90 OF SUCH AMOUNTS WERE USED TO PAY SERVICING FEES DUE TO THE SERVICER. CONSEQUENTLY, THE TOTAL AMOUNT DISTRIBUTED ON THE CERTIFICATES DURING THE FISCAL YEAR WAS $9,784,918.02.